                                                                    EXHIBIT 24.2


                                   SIGNATURES


         Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Spokane, state of Washington, on August __, 2006.


                                        STERLING FINANCIAL CORPORATION

                                        By
                                            ------------------------------------
                                            Name:  Harold B. Gilkey
                                            Title: Chairman and Chief Executive
                                                   Officer


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Harold B. Gilkey and Daniel G. Byrne, and each of them, each with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


             SIGNATURE                                      TITLE                               DATE
             ---------                                      -----                               ----

                                            Chairman of the Board, Chief Executive
------------------------------------         Officer, Principal Executive Officer
        Harold B. Gilkey

                                             President, Chief Operating Officer,
------------------------------------                      Director
        William W. Zuppe

                                             Executive Vice President, Assistant
------------------------------------     Secretary, Principal Financial Officer and
         Daniel G. Byrne                         Principal Accounting Officer

                                                          Director
------------------------------------
        Rodney W. Barnett

                                                          Director
------------------------------------
        Donald N. Bauhofer

             SIGNATURE                                      TITLE                               DATE
             ---------                                      -----                               ----

                                                          Director
------------------------------------
       William L. Eisenhart

                                                          Director
------------------------------------
         James P. Fugate

                                                          Director
------------------------------------
        Robert D. Larrabee

     /s/ Donald J. Lukes                                  Director                              September 27, 2006
------------------------------------
         Donald J. Lukes